Exhibit 99.1

Analyst Day December 2018

2 Forward Looking Statements This presentation and various remarks made during this presentation may be “forward - looking” in nature within the meaning of the Private Securities Litigation Act of 1995 . Forward - looking statements describe Applied DNA’s future plans, projections, strategies and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA . Actual results could differ materially from those projected due to our history of losses, limited financial resources, limited market acceptance, the uncertainties inherent in research and development, future clinical data and analysis, including whether any of Applied DNA’s product candidates will advance further in the preclinical research or clinical trial process, including receiving clearance from the U . S . Food and Drug Administration or equivalent foreign regulatory agencies to conduct clinical trials and whether and when, if at all, they will receive final approval from the U . S . FDA or equivalent foreign regulatory agencies, and various other factors detailed from time to time in Applied DNA’s SEC reports and filings, including our Annual Report on Form 10 - K filed on December 28 , 2017 and our subsequent quarterly reports on Form 10 - Q filed on February 8 , 2018 , May 3 , 2018 and August 13 , 2018 , which are available at www . sec . gov . Applied DNA undertakes no obligation to update publicly any forward - looking statements to reflect new information, events or circumstances after the date hereof to reflect the occurrence of unanticipated events, unless otherwise required by law .

3 Agenda Welcome, LineaRx Overview – Dr. James Hayward LineaRx Technology Platform and DNA Vaccines – Dr. Mike Hogan CAR T Therapy and Gene Optimization – Dr. Steve Hughes Conclusions and the Future – Dr. James Hayward Questions from the audience – Panel

4 James Hayward, Ph.D. Chairman President and CEO Has over 30 years of experience in the biotechnology, pharmaceutical, life science and consumer product industries. Prior to running Applied DNA Sciences, Dr. Hayward served as Chairman, President and CEO of The Collaborative Group, spawning multiple businesses including The Collaborative BioAlliance , a contract developer and manufacturer of human gene products, that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology was sold to Engelhard (now BASF) in 2004. Dr. Hayward was one of the founding principals and research director of Europe’s first liposome company, Biocompatibles , Ltd. From 1984 to 1989, Dr. Hayward was responsible for product development at Esteé Lauder Companies. Dr. Hayward received his Bachelor’s degree in Biology and Chemistry from the State University of New York at Oneonta in 1976, his Ph.D. in Molecular Biology from the State University of New York at Stony Brook in 1983, and an honorary Doctor of Science from the same institution in 2000.

Mike Hogan, Ph.D. Vice President, Life Sciences 5 Invented and commercialized medical devices, therapeutics, genomic tests and products for biological sample preservation in academic and industry. He has directed multiple large grant funded programs, from the NIH and DARPA. Dr. Hogan received his Bachelor’s degree in Biology (Dartmouth in 1973), his Ph.D. in Molecular Biophysics and Biochemistry (Yale in 1978) and was a Damon Runyon Cancer Fellow (Stanford University 1978 - 1980). He was an Assistant Professor of Molecular Biology (Princeton 1980 - 1987) and a Professor of Biophysics (Baylor College of Medicine 1998 - 2000). Prior to ADNAS, he has founded and served as CSO of 5 Biotech companies.

Stephen Hughes, Ph.D. Director, DNA Programs 6 Responsible for designing and providing technical support for automation and scale - up of PCR - based DNA programs in industrial and medical opportunities. Dr. Hughes has over 25 years experience conducting research in molecular biology and is recognized as an expert in heterologous protein expression, gene optimization, integrated robotic platforms for automated molecular biology procedures, and engineering microbes for commercial and medical uses. He participates in grant reviews for DOE, ARPA - E, USDA, and NSF. He has authored 10 book chapters, 49 peer - reviewed journal articles, and 4 patents. He holds a Ph.D. degree in Molecular Genetics, Biochemistry, and Microbiology.

Revolutionizing Nucleic Acid - Based Therapies with Linear DNA December 2018 Simplified DNA Vaccine and CAR Manufacturing, Virus - Free, Plasmid - Free On - Site Automated DNA Production Greater Safety and Lower Costs Diminished Need for T Cell Expansion

Relationship Between Applied DNA and LineaRx A Shared Proprietary Platform of Scaled, PCR - based DNA Production Applied DNA Sciences (APDN) uses this platform to produce smaller DNA amplicons, or “molecular tags,” to illuminate supply chains in large commercial ecosystems. APDN provides its clients proof of origin, including support for sustainability, ethical sourcing, legal compliance and the circular economy. We have already revolutionized cotton supply chains, and are taking on wool, synthetic fibers, fertilizer, leather and pharmaceuticals. LineaRx ( LRx ) uses the platform to rapidly produce customized DNA for use by our CRO/CMO clients, our biotherapeutic partners, and for our proprietary gene therapies. We are currently working on two biotherapeutics: a cancer vaccine and a CAR T immune oncology cell therapy. Our hospital - based, cGMP, AI - guided and networked PCR production devices under early development are intended to produce therapeutic DNA for personalized CARs and other nucleic acid therapies. 8

9 LineaRx – A New Paradigm in Biotherapeutic Production cGMP PCR Production of DNA at Large Scale LineaRx’s proprietary process enables large, gram - scale production of DNA through PCR for bio - based therapeutics. Focused on Adoptive Cell Therapies, Vaccines (including Cancer), CRISPR and other Nucleic Acid - based Therapies. IP for modulating immunogenicity, translational efficiency and protein circulating lifetimes. Active CMO/CRO business now supplying GLP product; offer IP to our customers. Linear DNA does not require recombination; hence, no need for virus. No need for plasmids, eliminating risks and unwanted DNA or contaminants that need to be removed. Unique in that it can be centrally scaled for low cost manufacturing or distributed for point of care.

The PCR Advantage versus Plasmid Production 10 Attribute PCR DNA Production Plasmid DNA Production Risk of Antibiotic Resistance Transfer No Yes Endotoxin No Yes Cellular Purification Necessary No Yes Fixed Yield Yes No Manufacturing Timeframe Hours Days to Weeks Ability to Undertake Chemical Modifications of DNA by primer modifications Yes No Ability to Produce Long Homogeneous Poly - A Tails (necessary as mRNA template) Yes No

LineaRx Preclinical Pipeline

Cancer Vaccine – DNA Well Suited

- Centralized, or distributed (such as the battlefield) low-cost scale up for DNA vaccine manufacturing
- Telomerase is over-expressed in >85% of all cancers
- Protein-based telomerase vaccines have not been commercialized
- Early results with a linear DNA construct are promising
- Our partner, Takis/Evvivax SRL, has market access and an interesting development model, deploying the vaccine first in cats and dogs (Evvivax, and thereby strengthening the preclinical package for humans while earning money) and then in humans (Takis)

CD19b CAR T Adoptive Cell Therapy for Immuno Oncology at Point of Care, with Integrated AI and Remote Control.

- Licensed from iCell in LineaRx format for N America
- Patient T cells will be transfected on site with DNA produced in the hospital
- Transfection by electroporation, soluporation or CPP
- Retroviral, plasmid format in clinical trial in China

©2018 Applied DNA Sciences, Inc. | LineaRx Inc.
11

LineaRx Technology Platform and DNA Vaccines Dr. Mike Hogan 12

13 The LRx Pharmaceutical Design and Scale - up Process Begin with “Lead”, licensed from partner DNA Vaccine in Plasmid Vector Format ( Telomerase, from Evvivax ) CAR T in Retroviral Vector Format ( antiCD19, from iCell ) Abstract active DNA content (remove superfluous vector “junk”) Manufacture as (short) LRx linear DNA with chemical modification Formulate as needed for application (Vaccine vs CAR T) Prepare formulated DNA for cell and animal testing (mgs to gms ) New model for biotherapeutics. No need for viral or plasmid integration. Enable Design and production of cell therapies onsite Shortened time to therapy Decreased costs Solving Scale - Up Challenge within Gene & Cell Therapies

14 LRx Technology: A New Platform for Nucleic Acid Therapeutics • Optimize Linear DNA Delivery into Cells (EP, SP, CPP) • Optimize Linear DNA Penetration into the Nucleus (NLP) • Optimize Linear DNA Lifetime in the Cell (mini Chromosome) • Optimize Linear DNA Expression (Sumo) Rational Design of LRx Cpds Linear DNA Penetration into the Nucleus Linear DNA Expression Nucleotides Enzyme Inhibitors Nucleoside Chem Chemical Therapy Oligonucleotides Antisense, Antigene Solid Phase Synthesis Chemical Therapy LRx : Linear DNA Amplicons Gene Function Fluid Phase , Robotic, Biochemical Bacterial Plasmids, Viruses Gene Function Cell Culture Biologics Leverage Nucleic Acid Chemistry and Formulation from Predecessors Linear DNA Penetration into the Cell A Novel Approach to Nucleic Acid Pharmaceutical Chemistry

15 LineaRx Design and Synthesis • Leverage Greatly Reduced Size of LRx Compounds • Optimize Linear DNA Delivery into Cells (EP, SP, CPP) • EP = Electroporation • SP = Soluporation • CPP = Cell Penetrating Peptides • Each retain Linear DNA as single molecules • Each allows Linear DNA to be Protected • Each is directly scalable to CAR T, Gene Therapy, DNA Vaccines Non - Viral Approaches to Enhance Linear DNA Delivery into the Cell Linear DNA Penetration into the Cell

16 LineaRx Design and Synthesis CPP  Ideally Suited to Linear DNA Short, safe, inexpensive synthetic peptides (10 - 20 aa) Opportunity for Significant New IP CPP via covalent attachment to ends of Linear DNA CPP via controlled Condensation CPP allows DNA to “Stick” then Penetrate into the Cell Linear DNA Covalent attachment CPP to DNA ends  During PCR Controlled DNA Surface Coating With CPP Produces Coiled DNA particle  Formulation After Manufacture CPP Peptide Linear DNA Linear DNA Coil CPP Coating Folded Linear DNA Coil Chemical Formulation to Enhance Linear DNA Stability & Delivery into the Cell

17 Optimize Linear DNA Lifetime in the Cell Add “Meta - stable” Origin of Replication to Linear DNA Allows Linear DNA to replicate in the cell for a small number of cell divisions Short term enhancement of the effect of the Linear DNA But without entry into the genome The Self - Replicating Linear DNA “Self Destructs” over time Leaving the human genes with no permanent change Tuned Meta - Stability allows the self - replicating DNA to be very Small (<10kb) Linear DNA Telomere Origin of Replication Telomere Linear DNA synthetic - chromosome Centromere “Self Replicating” Linear DNA Program: Few Cycles of Cell Division

Lipofection of LRx Linear DNA into Cells

Delivery of 2 LRx Constructs into Cells in Parallel
Luciferase (2kb)
Telomerase Vaccine (4kb)

Overview

- Collaborating with partner on the development of PCR DNA based cancer vaccine for electroporation delivery
- A POC study was conducted using PCR produced linear luciferase construct.
- Construct was tested *in vitro* and *in vivo* in mice

Conclusions

A LineaRx expression cassette comprising a CMV promoter, luciferase cDNA and a polyA termination signal amplified by PCR can achieve a significant transgene level of expression post lipofection.

Collaboration with Evvivax/Takis, S.R.L


In vitro Luc expression
counts x10^6
0
1
2
3
4
5
6
Plasmid
#349
#351
#355
#358
1 ug
0,3 ug

Hela cells expression 24h post transfection


A
B
C
D
E
F
G
H

©2018 Applied DNA Sciences, Inc. | LineaRx Inc.

18

19 24h post DNA - EP 50ug plasmid/ 18 . 75ug PCR * P S - modi f ied 15 10 5 0 20 P lasmid #3 4 9 #3 5 1 #3 5 5 #3 5 8 Counts x10^6 24h in vivo Luc expression 10 ug 50 ug 1 ug Plasmid #349 * #351 #355 #358 * Mice: Electroporation of LRx Linear DNA: LUC at 24 Hours Collaboration with Evvivax /Takis, S.R.L

20 48h post DNA - EP 50ug plasmid/ 18 . 75ug PCR P las m id #349 * #351 #355 #358 * * PS - modified 20 0 40 Plasm i d #349 #351 #355 #358 Counts x10^6 48h in vivo Luc expression 50 ug 10 ug PCR Produced DNA Vaccines Mice: Electroporation of LRx Linear DNA: LUC at 48 Hours Note the 100% increase in scale (expression) relative to the prior slide Collaboration with Evvivax /Takis, S.R.L

21 1w post DNA - EP 20 0 40 Plasm i d #349 #351 #355 #358 Counts x10^6 1w in vivo Luc expression 50 ug 10 ug P las m id #349 * #351 #355 #358 * * P S - modi f ied 50ug plasmid/ 18 . 75ug PCR Mice: Electroporation of LRx Linear DNA: LUC at 1 Week Conclusions: 1) In vivo gene expression of plasmid DNA and PCR products is comparable up to 48 hours. PCR products gene expression tends to disappear after 1 week. 2) This intensity and length of transgene expression is able to induce an immune response. Collaboration with Evvivax /Takis, S.R.L

Plasmids and Linear DNA Show Similar Immunogenicity in Mice 22 Collaboration with Evvivax /Takis, S.R.L

LRx Linear DNA Produces Robust Vaccine Response in Mice

Conclusions

- PCR-produced linear DNA delivered via electroporation produces expression levels statistically indistinguishable from plasmid produced DNA
- PCR-produced linear DNA cancer vaccine delivered via electroporation produces immunogenicity levels statistically indistinguishable from plasmid produced DNA vaccine
- PCR-produced linear DNA vaccines **are a viable alternative** to plasmid-produced DNA vaccines

Next: Tumor Shrinkage

- The Telomerase (TERT)-vaccinated mice will be inoculated with melanoma and compared versus control mice
- Future: Transition into animal studies as soon as warranted

Collaboration with Evvivax/Takis, S.R.L



23

©2018 Applied DNA Sciences, Inc. | LineaRx, Inc.

24 LineaRx CAR T Therapy and Gene Optimization Dr. Steve Hughes

25 A Novel 2 nd - Generation CAR T Construct for ALL Viral transduced anti - CD19b CAR T plasmid therapy in clinical trial in China ( patients did not require extended hospital stays ). At 6 months, after single low - dose treatment, 3 of 3 patients in remission. Exclusively licensed for North America for non - plasmid, non - virus applications. System under development will transfect patient’s T cells with LRx Linear DNA produced at the hospital . Transfection will be by electroporation, soluporation or CPP as a mode to deliver Linear DNA into T cell.

Linear CAR Process vs Viral Plasmid CAR Process

LineaRx LinCD19CAR **24 hour** PCR Process
Self-Transducing PCR Bedside in Hospital.
High Expression Amplicon (HEA).
Ultra-Personalized Gene Usage.

Present Lentiviral CD 19 CAR T Process up to **30 day** Production
Process at an offsite GMP facility. Common Gene Usage.



LTR
PROMOTER
CD19CAR
LTR
PROMOTER
ENV
PROMOTER
GAG
POL
PROMOTER
LineaRx LIN CD19CAR
TERMINATOR
Blood Sample
Blood Sample
T Cell Engineered
T Cell Extraction
T Cell Extraction
Plasmid Preparation
Plasmid Transfection and Expansion of HEK293 Cells
Proprietary Safe Self Transduction of T Cells
Modified T Cells recognize and kill tumor
T Cell Engineered
Episomal Location Transient Expression
Administer to Patient
Stable Genomic Location for Expression
Transduction and Expansion of T Cells
FPLC Ultrapurification of Virus
Transport Back to Hospital and Administer to Patient
SIMPLER CMC REGULATORY APPROVAL STRATEGY
COMPLICATED CMC REGULATORY APPROVAL

26

Anticipated Steps to Therapy 27

28 Anticipated Days to Therapy

29 iCell Deal Structure for CAR Construct for ALL iCell is a leader in CAR and Compound CAR design Dr. Yupo Ma M.D., Ph.D. Founder and Chairman, expert in pathology and hematopathology Large presence in China (30,000 sq ft GMP facility) and US Licensing, Collaboration and Research Services Agreement Exclusive North American license for CD19b CAR for non - viral applications to LineaRx LRx will develop CD19b into PCR - producible linear expression vector LinCD19 iCell engaged to run pre - clinical studies on LinCD19

LineaRx Anti - CD19b CAR 30 iCell Collaboration

LineaRx Anti - CD19b CAR 31 CD19b iCell Collaboration

Anti - CD19b CAR Expression in Virally - Transduced Human T Cells Viral sham Viral CAR anti - T - cell Ab Ab anti - CD19b T - cells expressing CD19b CAR construct after viral transduction 32 iCell Data

Virally - Transduced Anti - CD19b CAR T - Cells Lyse CD19+ Sp53 Cells Sp53 cells are permanent mantle lymphoma cells that express CD19 33 iCell Data

Virally - Transduced Anti - CD19b CAR T - Cells Lyse CD19+ JeKo - 1 Tumor Cells JeKo - 1 cells are permanent mantle lymphoma cells established from peripheral blood mononuclear cells that express CD19 CD19+ CD3+ 34 iCell Data

Virally - Transduced Anti - CD19b CAR T - Cells Deplete CD19+ B - ALL Patient Cells Viral sham B Cell viability dye B Cell tumor marker 35 iCell Data

Dorsal View: Virally - Transduced Anti - CD19b CAR T Cells Deplete REH Cells - in vivo • Mice injected with 0.5x10e6 REH cells. On Day 4 Control or anti - CD19b T cells (7.5x10e6 cells/mouse) were injected. • REH cells are permanent human ALL cells that express CD19 and luciferase. Photon emission in controls 36 iCell Data

Ventral View: Virally - Transduced Anti - CD19b CAR T Cells Deplete REH Cells - in vivo • Mice injected with 0.5x10e6 REH cells. On Day 4 Control or anti - CD19b T cells (7.5x10e6 cells/mouse were injected. • REH cells are permanent human ALL cells that express CD19 and luciferase Photon emission in controls 37 iCell Data

Dorsal View: IVIS Imaging Data of Control T Cells or Anti - CD19b CAR T Cells vs REH Cells in Mice Using Different Doses Dose dependent CAR - T injection Cells/mouse Photon emission in CD19b treated mice 38 iCell Data

39 Feb/2016 diagnosis Sep/2017 8 lines of chemo CRS (I grade) 1st relapse blast 11% 10/30/17 Conditioning ( Flu+CTX ) Car - T cell 2X10 5 /kg D 14 FCM 0.58% D30 B - ALL with normal Karyotype FCM 0.14% Patient 1 (CD19b - Case - B01 - LWL) Human Clinical Trial, China, 1 of 3 enrolled patients iCell Data

40 Patient 2 (CD19b - Case - B02 - WLX) Human Clinical Trial, China, 2 of 3 enrolled patients B - ALL with normal Karyotype Feb/2016 diagnosis Sep/2017 7 lines of chemo No CRS 1st relapse blast 71% 11/27/17 Conditioning ( Flu+CTX ) Car - T cell 1X10 5 /kg D 21 MRD( - ) Month 2,3,4,5 iCell Data

41 Patient 3 (CD19b - Case - B03 - XZQ) Oct/2016 diagnosis Jul/2017 3 lines of chemo grade I CRS 1st relapse Blast 89% 11/27/17 Conditioning ( Flu+CTX ) Car - T cell 1.5X10 5 /kg D 14 MRD( - ) Month 2,3,4,5,6,7,8 Month 9 B - ALL with normal Karyotype Human Clinical Trial, China, 3 of 3 enrolled patients iCell Data

Clinical Outcomes of Virally-Transduced, Plasmid DNA CD19b

CAR	Case name	Disease	No treatment option	% blasts in marrow	Dose*	Enrollment	CRS/ neurotoxicity	Response
ICG131: CD19 CAR	CD19b-case-B01-LWL	B-ALL	yes	11%	Low, 2x10e5/kg	yes	Grade 1/No	CR (morphology)
ICG131: CD19 CAR	CD19B-CASE-B02-WLX	B-ALL	yes	71%	Low, 2x10e5/kg	yes	No	CR (Flow cytometry)
ICG131: CD19 CAR	CD19B-case-B03-XZQ	B-ALL	yes	89%	Low, 2x10e5/kg	yes	Grade I/No	CR (flow cytometry)

* low dose.
B-ALL: Acute lymphoblastic leukemia
CRS: cytokine release

Note: Dose used for CD19b is about 10-fold lower than Kite and Novartis.
The target YESCARTA dose is 2 x 10^6 CAR-positive viable T cells per kg body weight.
Novartis KYMRIAH: For patients above 50 kg, administer 0.1 to 2.5 x 10^8 total CAR-positive viable T cells (non-weight based) intravenously.

iCell Data

42

43 LineaRx Approach: Estimated Cost Per Dose Target Price of Non - Viral Linear DNA CAR T Current Price of an FDA Approved CAR T Therapy

44 Conclusions: Impact of Linear DNA on Nucleic Acid - Based Therapies – Part 1 We believe our linear DNA platform to be faster, cleaner, potentially safer and significantly less expensive than current approaches. Compact intelligent design under development will allow cGMP environment in very small space, and consequently, on site operation, guided by remote AI/IT. Electroporation of vaccine in preclinical studies demonstrates that Linear DNA is functional in cells in vitro and a mouse model. Continued development of Telomerase Linear DNA Vaccine could reach clinical trial (via Evivax / Takis ) as a stand - alone therapy, or a co - therapy for many cancers. Initial launch in veterinary applications could speed development for humans.

45 Conclusions: Impact of Linear DNA on Nucleic Acid - Based Therapies – Part 2 Pre - clinical studies to - date show our in - licensed Anti CD19b CAR therapy is remarkably effective in vitro and in vivo when delivered in a plasmid/retroviral framework. Complete lymphoma remission in humans (6 months or more without relapse) is accomplished with a low dose of Anti CD19b CAR T cells with little or no evidence of Cytokine Release Syndrome in 3 out of 3 enrolled patients. We predict that switching to a high - expression, Virus - and Plasmid - free Linear DNA system will improve therapeutic index, decrease therapeutic cycle from 29 days to one, enable serial treatment if necessary, enable the treatment of personalized epitopes and drastically reduce cost, enabling a much broader access to the treatment.

46 Conclusions: Impact of Linear DNA on Nucleic Acid - Based Therapies – Part 3 We are developing a self - transducing, episomal replicating, high - expression linear amplicon for our hospital - based equipment platform for CAR therapy. We believe that our therapeutic linear DNA approach will yield more transcripts per molecule of DNA, that survive longer, and that the DNA will self - replicate for a number of generations, obviating the need for expansion of CAR T cells ex vivo . We believe our Linear CAR platform will be able to target neoantigens and the epigenetic changes that sometimes lead to epitope drift during CAR treatment. We can envisage a network of hospitals deploying the Linear DNA production system during clinical trials and for commercial supply.

Thank you. Now Open to Q & A